SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 25, 1998


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                          33-95932, 333-8733, 333-33493
                              333-48327 51-0368240

Delaware                    (Commission File Number)            (I.R.S. Employee
(State or other                                              Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                        55437
Minneapolis, Minnesota                                             (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000



Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the June 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.


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Master Serviced by Residential Funding Corporation

         1995-QS1 1996-QS1 1996-QS2 1996-QS3 1996-QS4 1996-QS5 1996-QS7 1996-QS8
1997-QS1 1997-QS2 1997-QS3 1997-QS4 1997-QS5 1997-QS6 1997-QS7 1997-QS8 1997-QS9
1997-QS10 1997-QS11 1997-QS12 1997-QS13 1998-QS1 1998-QS2  1998-QS3GR1  1998-QS4
1998-QS5 1998-QS6

Item 7. Financial  Statements and Exhibits (a) Not applicable (b) Not applicable
(c) See Item 5.



                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By:


Name:  Davee Olson
Title:  Chief Financial Officer
Dated: June 25, 1998


















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                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By: /s/Davee Olson
Name:  Davee Olson
Title:  Chief Financial Officer
Dated: June 25, 1998



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